                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5076

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        09/30

Date of reporting period:       09/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

ANNUAL REPORT TO SHAREHOLDERS

Tax-Exempt
California Money Market Fund

September 30, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Dear Shareholder:

Thank you for investing with Scudder Tax-Exempt California Money Market Fund. To provide you with an update of holdings and financial highlights, the following pages contain the fund's annual report for its most recent fiscal year ended September 30, 2005. Briefly, for the period ended September 30, 2005, the fund's portfolio registered favorable performance and achieved its stated objectives of providing maximum current income while maintaining stability of principal.

Economic Review

Since June 2004, the Federal Reserve Board (the Fed) has gradually been moving away from an accommodative stance of low interest rates and has been pursuing a policy of raising short-term interest rates at a "measured pace." The Fed is seeking to prevent an acceleration in inflation, which would hurt the economic expansion. At the close of the fund's fiscal year on September 30, the federal funds rate stood at 3.75%, up from 1.00% at the start of 2004.1 Until Hurricane Katrina hit the Gulf Coast at the end of August, the US economy had maintained a steady 3.5% to 4% growth rate through the period and added approximately 150,000 new jobs each month. During the 12-month period, the market's focus gradually shifted from monitoring monthly job growth to a careful watch for signs of increased inflation. In February, oil prices, which had moderated toward the end of 2004, began to rise steadily and dramatically. The one-year LIBOR rate, an industry standard for measuring one-year money market

1 The federal funds rate is the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Fund Results
As of September 30, 2005

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield	Equivalent Taxable Yield*
1.97%	3.34%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.

* The equivalent taxable yield allows you to compare with the performance of taxable money market funds. It is based on the fund's yield and an approximate combined Federal and State of California marginal income tax rate of 41.05%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

rates, stood at 4.54% at the close of the period. The LIBOR premium over the 3.75% fed funds rate (LIBOR is set by the market, while the fed funds rate is fixed by the Federal Reserve) represented the market's concern that the Fed may have to continue raising short-term interest rates to keep inflation under control. The Fed has repeatedly stated that it will continue to raise rates to curb inflation and that it believes the economy remains on a solid footing.

Over the period, we continued to focus on the highest-quality investments for the fund while seeking competitive yields across the municipal investment spectrum. We also maintained a cautious stance by targeting an average maturity similar to that of our peers. Each year, during "tax season," tax-free money fund investors withdraw substantial amounts of money from the market to pay their tax bills. This year, tax-related selling pressure extended for a longer period than usual, as we saw substantial tax payment withdrawals from March through May 2005. As a result of these sales, floating-rate issuers were forced to raise their rates to attract new investors.2 During this past tax season, our strategy, which significantly boosted performance, was to increase the fund's floating-rate position to take advantage of the increase in rates. The fund has a targeted portfolio allocation of approximately 75% of assets in floating-rate securities and 25% in fixed-rate instruments.

2 The interest rate of floating-rate securities adjusts periodically, based on the position of the yield curve. There are floating rate securities that adjust daily, monthly and quarterly.

While the state of California is still struggling with significant structural deficits, it has been benefiting from a recovery in its large and broadly diversified economy. These improving economic conditions have begun to have a corresponding positive impact on the state's tax base. The state's general obligation debt was upgraded two times during the period by major credit ratings agencies.

Thank you again for your investment. We look forward to serving your investment needs in the months and years to come.

Sincerely,

Sonelius Kendrick-Smith

Vice President, Deutsche Asset Management
September 2005

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

We understand that, due to a mailing oversight, certain shareholders may not have received the fund's annual report for the period ended September 30, 2004. If you did not receive your copy of that report and would like to have one for your records, please contact us at 800-537-3177. We apologize for any inconvenience this may have caused.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return
Beginning Account Value 4/1/05	$ 1,000.00
Ending Account Value 9/30/05	$ 1,008.90
Expenses Paid per $1,000*	$ 3.63
Hypothetical 5% Fund Return
Beginning Account Value 4/1/05	$ 1,000.00
Ending Account Value 9/30/05	$ 1,021.46
Expenses Paid per $1,000*	$ 3.65

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Tax-Exempt California Money Market Fund	.72%

Effective September 7, 2005, in conjunction with an increase in omnibus processing fees, the expenses of the Fund changed. The example in the table below reflects this increase.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return
Beginning Account Value 4/1/05	$ 1,000.00
Ending Account Value 9/30/05	$ 1,007.95
Expenses Paid per $1,000	$ 4.58
Hypothetical 5% Fund Return
Beginning Account Value 4/1/05	$ 1,000.00
Ending Account Value 9/30/05	$ 1,020.51
Expenses Paid per $1,000	$ 4.61
Annualized Expense Ratio
Tax-Exempt California Money Market Fund	.91%

For more information, please refer to the Fund's prospectus.

Portfolio Summary as of September 30, 2005

Asset Allocation	9/30/05	9/30/04

Municipal Variable Rate Demand Notes	73%	79%
Municipal Bonds and Notes	27%	21%
Weighted Average Maturity	9/30/05	9/30/04
Tax-Exempt California Money Market Fund	26 days	32 days
State Specific Retail California Money Fund Average*	25 days	43 days

* The Fund is compared to its respective iMoneyNet category: State Specific Retail Money Fund Average consists of only retail state tax-free and municipal money funds.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see pages 8-10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month.

Investment Portfolio as of September 30, 2005

	Principal Amount ($)	Value ($)

Municipal Investments 99.3%
California 91.7%
ABN AMRO, Munitops Certificates Trust, Series 2005-43, 144A, 2.76%*, 8/1/2013 (a)	4,690,000	4,690,000
Alameda Contra Costa, CA, School Financing Authority, Certificates of Participation, Capital Improvements Financing Projects, Series C, 2.79%*, 7/1/2025, Bank of Nova Scotia (b)	140,000	140,000
Alameda Corridor, CA, Transportation Authority Revenue, Series PZ-72, 144A, 2.39%*, 10/1/2019 (a)	6,500,000	6,500,000
Alameda County, CA, Certificates of Participation, Series 410, 144A, 2.73%*, 9/1/2021 (a)	250,000	250,000
California, Community College Financing Authority, Series A, 4.0%, 6/30/2006 (a)	2,000,000	2,020,041
California, Department of Water Resources, Power Supply Revenue:
Series B-2, 2.69%*, 5/1/2022, BNP Paribas (b)	500,000	500,000
Series B-4, 2.69%*, 5/1/2022, Bayerische Landesbank (b)	3,000,000	3,000,000
Series M5J-D, 144A, 2.82%*, 5/1/2012 (a)	2,000,000	2,000,000
California, East Bay Water Authority, 2.68%, 11/4/2005	3,100,000	3,100,000
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series RR-II-R-411CE, 144A, 2.8%*, 6/1/2045	5,000,000	5,000,000
California, Housing Finance Agency Revenue, Series D, AMT, 2.75%*, 8/1/2033 (a)	4,790,000	4,790,000
California, Housing Finance Agency Revenue, Home Mortgage, Series F, 2.82%*, 2/1/2033 (a)	400,000	400,000
California, Housing Finance Agency Revenue, Multi-Family Housing:
Series C, AMT, 2.84%*, 2/1/2037	6,470,000	6,470,000
Series C, AMT, 2.84%*, 8/1/2037	400,000	400,000
California, Municipal Finance Authority, Pollution Control Revenue, Chevron USA, Inc. Project, 2.6%*, 6/1/2025	400,000	400,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	3,000,000	3,031,167
California, State Department Water Resources, Power Supply Revenue, Series C-1, 2.71%*, 5/1/2022, Dexia Credit Local (b)	7,300,000	7,300,000
California, State Economic Recovery:
Series C-16, 2.67%*, 7/1/2023 (a)	1,000,000	1,000,000
Series C-1, 2.95%*, 7/1/2023	350,000	350,000
California, State General Obligation:
Series C-4, 2.71%*, 5/1/2033, Landesbank Hessen-Thuringen (b)	1,100,000	1,100,000
Series PT-1555, 144A, 2.77%*, 10/1/2010 (a)	2,700,000	2,700,000
California, Statewide Community Development Authority, Multi-Family Revenue, Avian Glen Apartments Project, Series B, AMT, 2.78%*, 8/1/2039, Citibank NA (b)	2,000,000	2,000,000
California, Statewide Financing Authority Revenue, Tobacco Settlement, Series PA-1287, 144A, 2.03%*, 5/1/2037	2,500,000	2,500,000
California, University of California Revenue, 2.6%, 10/4/2005	5,000,000	5,000,000
California, Weekly Kindergarten University, General Obligation, Series A-9, 2.71%*, 5/1/2034, Citibank NA (b)	300,000	300,000
Hesperia, CA, Public Financing Authority Revenue, 1993 Street Improvement Project, 2.75%*, 10/1/2023, Bank of America NA (b)	11,240,000	11,240,000
Los Angeles County, CA, Capital Asset Lease Revenue:
2.53%, 10/7/2005	3,000,000	3,000,000
2.74%, 11/1/2005	4,000,000	4,000,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	4,000,000	4,042,414
Los Angeles, CA, Unified School District:
144A, 2.74%*, 1/1/2028 (a)	1,400,000	1,400,000
Series B-12, 144A, 2.76%*, 1/1/2027 (a)	1,000,000	1,000,000
Series RR-II-R-390, 144A, 2.77%*, 7/1/2024 (a)	2,000,000	2,000,000
Series SG-162, 144A, 3.0%*, 1/1/2028 (a)	1,400,000	1,400,000
Los Angeles, CA, Water and Power Revenue:
Series B-7, 2.71%*, 7/1/2034	1,200,000	1,200,000
Series B-3, 2.81%*, 7/1/2034	900,000	900,000
Orange County, CA, Municipal Water District, 2.63%, 11/1/2005	2,800,000	2,800,000
Sacramento County, CA, Housing Authority, Multi-Family Revenue, Chesapeake Commons, Series C, AMT, 2.75%*, 2/15/2031	500,000	500,000
Sacramento County, CA, Housing Authority, Multi-Family Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 2.78%*, 7/1/2036, Citibank NA (b)	5,241,000	5,241,000
Sacramento, CA, Housing Authority, Multi-Family Revenue, Freemont Mews Apartments, Series D, AMT, 2.75%*, 11/1/2038, Wachovia Bank NA (b)	4,750,000	4,750,000
San Bernardino, CA, Certificates of Participation, Medical Center Financing Project, 2.54%*, 8/1/2026 (a)	100,000	100,000
San Diego, CA, Water Authority, ABN AMRO Munitops Certificates Trust, Series 1998-10, 144A, 2.75%*, 7/5/2006 (a)	650,000	650,000

San Francisco, CA, Bay Area, Rapid Transportation District, Sales Tax Revenue, Series PA-572, 144A, 2.77%*, 1/1/2008 (a)	2,250,000	2,250,000
San Francisco, CA, City & County, 2.6%, 11/9/2005	6,000,000	6,000,000
San Francisco, CA, City & County, International Airport Revenue, Series SG-88, 144A, 2.77%, 5/1/2021	5,700,000	5,700,000
San Francisco, CA, City & County, Public Utilities Commonwealth Clean Water Revenue, Series B-20, 144A, 2.76%*, 10/1/2022 (a)	2,000,000	2,000,000
San Francisco, CA, City & County, Redevelopment Agency, Multi-Family Housing Revenue, Derek Silva Community, Series D, AMT, 2.77%*, 12/1/2019, Citbank NA (b)	1,000,000	1,000,000
San Jose, CA, Multi-Family Housing Revenue, Almanden Lake Village Apartments, Series A, AMT, 2.75%*, 3/1/2032	500,000	500,000
Simi Valley, CA, Multi-Family Housing Revenue, Lincoln Wood Ranch, 2.69%*, 6/1/2010	1,600,000	1,600,000
Southern California, Metropolitan Water District, Waterworks Revenue:
Series C-2, 2.68%*, 7/1/2030	3,000,000	3,000,000
Series B, 2.69%*, 7/1/2020	300,000	300,000
Series C-2, 2.78%*, 7/1/2036	300,000	300,000
Triunfo County, CA, Sanitation District Revenue, 2.84%*, 6/1/2019, Banque Nationale Paris (b)	190,000	190,000
		132,004,622
Puerto Rico 7.6%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 2.74%*, 10/1/2008	6,990,000	6,990,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 2.73%*, 7/1/2020 (a)	4,000,000	4,000,000
		10,990,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $142,994,622)+	99.3	142,994,622
Other Assets and Liabilities, Net	0.7	1,056,119
Net Assets	100.0	144,050,741

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2005.

+ The cost for federal income tax purposes was $142,994,622.

(a) Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
AMBAC Financial Group	4.8
Financial Guaranty Insurance Company	4.9
Financial Security Assurance, Inc.	8.8
MBIA Corporation	8.9

(b) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005
Assets
Investments in securities, at amortized cost	$ 142,994,622
Cash	23,584
Receivable for investments sold	485,969
Interest receivable	701,581
Receivable for Fund shares sold	4,086
Other assets	11,267
Total assets	144,221,109
Liabilities
Dividends payable	7,804
Accrued management fee	28,607
Other accrued expenses and payables	133,957
Total liabilities	170,368
Net assets, at value	$ 144,050,741
Net Assets
Net assets consist of: Undistributed net investment income	2
Accumulated net realized gain (loss)	(4,171)
Paid-in capital	144,054,910
Net assets, at value	$ 144,050,741
Shares outstanding	144,055,584
Net asset value, offering and redemption price per share (net asset value $144,050,741 ÷ 144,055,584 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2005
Investment Income
Income: Interest	$ 2,825,062
Expenses: Management fee	292,260
Services to shareholders	73,576
Custodian and accounting fees	8,015
Distribution services fees	438,390
Auditing	33,861
Legal	35,463
Trustees' fees and expenses	23,945
Reports to shareholders	43,835
Registration fees	24,014
Other	9,493
Total expenses, before expense reductions	982,852
Expense reductions	(2,566)
Total expenses, after expense reductions	980,286
Net investment income	1,844,776
Net realized gain (loss) on investment transactions	(2,952)
Net increase (decrease) in net assets resulting from operations	$ 1,841,824

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2005	2004
Operations: Net investment income	$ 1,844,776	$ 556,915
Net realized gain (loss) on investment transactions	(2,952)	3,460
Net increase (decrease) in net assets resulting from operations	1,841,824	560,375
Distributions to shareholders from: Net investment income	(1,842,831)	(572,692)
Fund share transactions: Proceeds from shares sold	213,969,579	208,905,967
Reinvestment of distributions	1,834,116	568,650
Cost of shares redeemed	(212,687,192)	(180,473,297)
Net increase (decrease) in net assets from Fund share transactions	3,116,503	29,001,320
Increase (decrease) in net assets	3,115,496	28,989,003
Net assets at beginning of period	140,935,245	111,946,242
Net assets at end of period (including undistributed net investment income of $2 and accumulated distributions in excess of net investment income of $1,943, respectively)	$ 144,050,741	$ 140,935,245
Other Information
Shares outstanding at beginning of period	140,939,080	111,937,751
Shares sold	213,969,580	208,905,967
Shares issued to shareholders in reinvestment of distributions	1,834,116	568,659
Shares redeemed	(212,687,192)	(180,473,297)
Net increase (decrease) in Fund shares	3,116,504	29,001,329
Shares outstanding at end of period	144,055,584	140,939,080

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.014	.004	.006	.007	.02
Less distributions from net investment income	(.014)	(.004)	(.006)	(.007)	(.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.38	.42	.64[a]	.67	2.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144	141	112	448	513
Ratio of expenses before expense reductions (%)	.74	.67	.77	.73	.79[b]
Ratio of expenses after expense reductions (%)	.74	.66	.74	.73	.76[b]
Ratio of net investment income (%)	1.39	.42	.38	.72	2.23

a Total return would have been lower had certain expenses not been reduced.

b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .76% and .75%, respectively.

Notes to Financial Statements

1. Significant Accounting Policies

Tax-Exempt California Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal tax provision was required.

At September 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $4,200 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2011 ($100), September 30, 2012 ($1,100) and September 30, 2013 ($3,000), the respective expiration dates, whichever occurs first.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed tax-exempt income	$ 13,666
Capital loss carryforwards	$ (4,200)

In addition, during the years ended September 30, 2005 and September 30, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended September 30,
	2005	2004
Distributions from tax-exempt income	$ 1,842,831	$ 572,692

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.22% of the first $500,000,000 of the Fund's average daily net assets, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.22% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended September 30, 2005, the amount charged to the Fund by SISC aggregated $58,330, of which $18,845 is unpaid.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.33% of average daily net assets of the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of the Fund. For the year ended September 30, 2005, the Distribution Fee aggregated $438,390, of which $43,163 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by DeIM aggregated $6,120, of which $1,800 is unpaid at September, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Reductions

For the year ended September 30, 2005, the Advisor agreed to reimburse the Fund $2,162, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2005, the Fund's custodian and transfer agent fees were reduced by $344 and $60, respectively, under these arrangements.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Tax-Exempt California Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Tax-Exempt California Money Market Fund (the "Fund"), as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt California Money Market Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 9, 2005

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended September 30, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the
Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund. The information provided to the Board showed that the Fund's management fee rate was below the median of the peer group and that the Fund's total expense ratio was in the fourth quartile of the peer universe. The Board examined the total expense ratio less 12b-1 plan expenses and noted that the expense ratio less 12b-1 plan expenses was below the fourth quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's total expense ratio was above the median of the peer universe, such ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the asset size of the Fund and the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included four breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4,7] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4,7] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4,7] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on September 26, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2005, Tax Exempt California Money
Market Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year   Audit Fees     Audit-Related        Tax Fees        All Other
   Ended        Billed        Fees Billed        Billed to      Fees Billed
September 30,  to Fund          to Fund             Fund           to Fund
--------------------------------------------------------------------------------
2005           $30,295            $0               $4,131             $0
--------------------------------------------------------------------------------
2004           $27,441            $0               $4,843             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                 All
                Fees Billed to   Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and         Adviser and         to Adviser and
   Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
September 30, Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2005              $406,000            $70,570                 $0
--------------------------------------------------------------------------------
2004              $281,500              $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
 Fiscal Year  Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
September 30,       (A)            (B)                (C)            and (C)
--------------------------------------------------------------------------------
2005              $4,131        $70,570             $24,643          $99,344
--------------------------------------------------------------------------------
2004              $4,843           $0              $441,601         $446,444
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2004 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the
"Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February
2005, a member firm in Chile ("E&Y Chile") received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France ("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y Chile received approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the
PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y Chile is no longer providing these services and that the E&Y France engagement has been restructured.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Tax Exempt California Money Market Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Tax Exempt California Money Market Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005